UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
–––––––––––––

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2010

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)

3 Manhattanville Road, Purchase, NY (Address of Principal Executive Offices)	10577 (Zip Code)

Registrant's telephone number, including area code: (914) 272-8080

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) is being filed to include disclosures that amend and supplement those disclosures made by Retail Opportunity Investments Corp. (the "Company") in its Current Report on Form 8-K (the “Original Form 8-K”) filed with the Securities and Exchange Commission on August 25, 2010, as set forth below. The financial statements and pro forma financial information described in Item 9.01 below should be read in conjunction with the Original Form 8-K and this Amendment.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Cascade Summit Town Square Acquisition

On August 20, 2010, a subsidiary of the Company completed the previously announced acquisition of a grocery-anchored neighborhood shopping center located in West Linn, Oregon ("Cascade Summit Town Square") from Cascade Summit Retail LLC, an unaffiliated third party.  The net purchase price for Cascade Summit Town Square was approximately $17.1 million.  Included in the net purchase price was the assumption of an existing mortgage loan (the “Cascade Summit Loan”) with an outstanding principal balance of approximately $7.2 million.  The Cascade Summit Loan bears interest at a rate of 7.25% per annum and has a maturity date of July 2012.  The remainder of the net purchase price was funded in cash.

In connection with the acquisition of Cascade Summit Town Square, the Company filed the Original Form 8-K describing the acquisition. This Amendment is being filed to include disclosures that amend and supplement the disclosures in the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

Cascade Summit Town Square

•	Independent Auditors’ Report

•	Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 (Audited) and Six Months Ended June 30, 2010 (Unaudited)

•	Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 (Audited) and Six Months Ended June 30, 2010 (Unaudited)

(b)      Pro Forma Financial Information.

•	Pro Forma Consolidated Balance Sheet as of June 30, 2010 (Unaudited)

•	Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2010 (Unaudited)

•	Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2009 (Unaudited)

•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(c)      Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Financial statements and pro forma financial information referenced above under paragraphs (a) and (b) of this Item 9.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Retail Opportunity Investments Corp.
Dated: October 8, 2010	By: /s/ John B. Roche John B. Roche Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Financial Statements of Property Acquired and Pro Forma Financial Information.